Earnings Per Share	6 Months Ended
Jul. 02, 2023
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per SharePrior to the completion of the Kenvue IPO, the Company had 1,716,160,000 of common stock authorized, of which 1,716,159,990 shares were issued to Johnson & Johnson through a subscription agreement in May 2023. On May 8, 2023, the Kenvue IPO was completed through the sale of 198,734,444 shares of common stock including the underwriters’ full exercise of their option to purchase 25,921,884 shares to cover over-allotments. As of July 2, 2023, the Company had 1,914,894,444 shares of common stock issued and outstanding. For the purposes of the Company’s earnings per share calculations, the shares issued through the subscription agreement are being treated akin to shares attributable to a stock split and, as a result, are being retrospectively presented for all of the periods. For all periods presented, there were no dilutive equity instruments or equity awards of the Company outstanding. Net income per share for the fiscal three and six months ended July 2, 2023 and July 3, 2022 was calculated as follows:

	Fiscal Three Months Ended		Fiscal Six Months Ended
(In Millions, Except Per Share Data)	July 2, 2023	July 3, 2022	July 2, 2023	July 3, 2022
Net income	$430	$604	$760	$1,132
Basic and diluted weighted-average common stock	1,838	1,716	1,777	1,716
Basic and diluted net income per share	$0.23	$0.35	$0.43	$0.66